Income Tax Matters	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Tax Matters
Income tax matters

Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 44 companies at December 31, 2018 (45 companies at December, 31 2017).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies resident in Spain that are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2018 and 2017 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2017	7,820	2,145
Additions	1,866	916
Disposals	(1,844)	(320)
Transfers	(79)	(204)
Translation differences and hyperinflation adjustments	(127)	130
Company movements and others	(5)	7
Balance at December 31, 2018	7,631	2,674

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2016	8,229	2,395
Additions	1,702	579
Disposals	(1,711)	(413)
Transfers	(196)	(391)
Translation differences and hyperinflation adjustments	(211)	(70)
Company movements and others	7	45
Balance at December 31, 2017	7,820	2,145

Main changes registered in 2018
In Spain, tax credits for loss carryforwards amounting to 791 millions of euros were capitalized in 2018, and tax credits from deductions of 477 million euros were reversed, mainly due to the effect of the ruling of the Central Economic-Administrative Court notified on January 22, 2019, partially upholding the Company's position (as shown in the section "Inspections of the Spanish tax group" in this present Note to the financial statements) in the expected schedule of realization of deferred tax assets and liabilities (see "Expected realization of deferred tax assets and liabilities" below).
Telefónica Móviles México derecognized deferred tax assets for temporary differences amounting to 327 million euros (with a balancing entry in Corporate income tax), mainly due to a change in the assumptions used within the existing tax framework, that affect the time horizon in which the Group expects to recover the assets.
After the completion of a deferred tax asset recoverability analysis, based in Colombia Telecomunicaciones, S.A. ESP financial projections, tax losses carryforwards amounting to 106 million euros were capitalized. Furthermore, this company applied tax loss carryforwards in 2018 amounting to 57 million euros.
Telefónica Brasil recognized tax credits for loss carryforwards amounting to 160 million euros, mainly generated in the year. On the other hand, the evolution of temporary differences resulted in additions and disposals of deferred tax assets amounting to 184 million euros and 271 million euros, respectively. In addition, Telefónica Brazil recognized deferred tax liabilities amounting to 415 million euros, mainly related to the tax amortization of goodwill.
Given that Venezuela is considered a hyperinflationary economy, the financial statements of Telefónica Venezolana are adjusted for inflation (see Note 3.a). The hyperinflation adjustment is not deductible according to the present tax regime in Venezuela, thus it generates deferred taxes for the differences between the accounting value and the tax value of the net assets. These deferred taxes do not represent a cash outflow and the net impact in equity will be neutral when the assets are totally amortized. The movement of these deferred taxes in 2018 generated a tax expense of 186 million euros (see Note 2).
The additions of deferred tax assets included tax credits recognized in the amount of 84 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2018 amounting to 77 million euros.
In 2018 the additions of deferred tax assets recognized in the amount of 101 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 21). Likewise, disposals of deferred tax assets in 2018 include the impact of the recognition of these provisions, amounting to 215 million euros.
Furthermore, in compliance with the sixteenth transitional provision of this amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 206 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities, corresponding to one-fifth of the tax losses affected by this law.
The impact of initial application of IFRS 15 was a decrease of 27 million euros of deferred tax assets and increase of 164 million euros in deferred tax liabilities (see Note 2).
The movements relating deferred tax recognized directly in equity in 2018 amounted to 89 million euros of additions (net position of more deferred tax liabilities) and 13 million euros of disposals (net position of more deferred tax assets).
Main changes registered in 2017

After the early termination of the contract with PARAPAT (refer to Note 2), Colombia Telecomunicaciones, S.A. ESP derecognized tax credits due to temporary differences associated with the debt with PARAPAT amounting to 324 million euros, and recognized tax credits for negative tax bases and temporary differences of 233 million euros and 63 million euros, respectively. Besides, after the completion of a deferred tax asset recoverability analysis, tax losses carryforwards amounting to 163 million euros were also capitalized.
Telefónica Brasil recognized tax credits for loss carryforwards amounting to 198 million euros, mainly generated in the year. On the other hand, the evolution of temporary differences resulted in additions and disposals of deferred tax assets amounting to 258 million euros and 281 million euros, respectively. In addition, Telefónica Brazil recognized deferred tax liabilities amounting to 317 million euros, mainly related to the tax amortization of goodwill.
After the merger through absorption of its subsidiary Telefónica Móviles Chile, S.A., Inversiones Telefónica Móviles Holding, S.A. recognized deferred tax assets totaling 193 million euros.
The deferred tax assets of Telefónica Germany decreased from 427 million euros at December 31, 2016 to 162 million euros at December 31, 2017, mainly due to the evolution of temporary differences for the tax amortization of intangible assets.
The movement of deferred taxes of Telefónica Venezolana in 2017 generated a tax expense of 138 million euros (see Note 2).
The additions of deferred tax assets included tax credits recognized in the amount of 82 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2017 amounting to 78 million euros.
In 2017 the additions of deferred tax assets recognized in the amount of 84 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans of the companies included in the tax group in Spain (see Note 21).
The disposals of deferred tax assets in 2017 also included the impact of the Group’s labor force reduction plans in Spain, amounting to 192 million euros.
Furthermore, in compliance with the sixteenth transitional provision of this amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 229 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities, corresponding to one-fifth of the tax losses affected by this law.
The companies in the Spanish tax group recognized on disposals deferred tax assets totaling 134 million euros in 2017, as a result of the limit placed on deductible financial expenses.
The movements relating deferred tax recognized directly in equity in 2017 amounted to 24 million euros of additions and 96 million euros of disposals.
Expected realization of deferred tax assets and liabilities
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies. The schedule in Spain, with respect to carryforward tax losses, temporary differences and deductions, has been calculated at 2018 year end, considering the effects of the resolution notified on January 22, 2019, issued by the Central Economic-Administrative Court (TEAC) which partially upheld the claims made by Telefónica in connection with the tax inspections for the years 2008 to 2011, which allows the use of tax credits, mainly tax losses carryforward for years, 2008, 2009 and 2010. Under the assumptions made, considering the TEAC resolution, the estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2018 and 2017 is as follows:

Millions of euros
12/31/2018	Total	Less than 1 year	More than 1 year
Deferred tax assets	7,631	1,736	5,895
Deferred tax liabilities	2,674	(9)	2,683

Millions of euros
12/31/2017	Total	Less than 1 year	More than 1 year
Deferred tax assets	7,820	922	6,898
Deferred tax liabilities	2,145	(86)	2,231

Deferred tax assets less than one year mainly come from the Tax Group in Spain (1,461 million euros in 2018 and 558 million euros in 2017).
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2018	12/31/2017
Tax credits for loss carryforwards	3,828	2,776
Unused tax deductions	1,422	1,858
Deferred tax assets for temporary differences	2,381	3,186
Total deferred tax assets	7,631	7,820

Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2018 and 2017 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2017	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2018
Spain	1,500	791	(11)	—	(8)	2,272
Germany	472	185	(77)	—	—	580
Hispanoamérica	799	292	(69)	—	(46)	976
Other countries	5	—	(4)	—	(1)	—
Total tax credits for loss carryforwards	2,776	1,268	(161)	—	(55)	3,828

Location of the company (Millions of euros)	Balance at 12/31/2016	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2017
Spain	1,617	—	(114)	(1)	(2)	1,500
Germany	550	82	(160)	—	—	472
Hispanoamérica	321	675	(53)	—	(144)	799
Other countries	25	—	(20)	—	—	5
Total tax credits for loss carryforwards	2,513	757	(347)	(1)	(146)	2,776

The Spanish tax group had unused tax loss carryforwards at December 31, 2018 amounting to 11,045 million euros:

Million of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	8,040	3,322	4,718
Tax loss carryforwards generated before consolidation in the tax group	3,005	—	3,005

In 2017, as a result of the testing on the recoverability of deferred tax assets, carried out by the Group under the new legislative framework, were derecognized deferred tax assets relating to tax loss carryforwards amounting to 98 million euros.

In 2018 total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2018 amounted to 2,272 million euros (1,500 million euros at December 31, 2017). These tax credits do not expire. In 2018, tax credits for loss carryforwards amounting to 791 millions of euros were capitalized, mainly due to the effect of the ruling of the Central Economic-Administrative Court of January 22, 2019, partially upholding the Company's position (as shown in the section "Inspections of the Spanish tax group" in this present Note to the financial statements) in the expected schedule of realization of deferred tax assets and liabilities. Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 622 million euros. These tax credits do not expire.
The Group companies in Germany have recognized 580 million euros of tax credits for loss carryforwards at December 31, 2018. Total unrecognized tax credits for loss carryforwards of these companies amount to 6,478 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial arising from the Latin American subsidiaries at December 31, 2018 amounted to 976 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amount to 240 million euros.
Deductions
The Group has recognized 1,422 million euros at December 31, 2018, mainly of the tax group in Spain, generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
In Spain tax credits from deductions of 477 million euros were reversed, as a consequence of the review in the expected schedule of realization of deferred tax assets and liabilities. In 2017, tax credits from deductions were recognized, in the amount of 71 million euros.

Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2018 and 2017 are as follows:

Millions of euros	12/31/2018	12/31/2017
Goodwill and intangible assets	724	1,044
Property, plant and equipment	742	1,139
Personnel commitments	1,397	1,562
Provisions	895	1,079
Investments in subsidiaries, associates and other shareholdings	6	4
Inventories and receivables	254	301
Other	572	746
Total deferred tax assets for temporary differences	4,590	5,875
Deferred tax assets and liabilities offset	(2,209)	(2,689)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,381	3,186

Millions of euros	12/31/2018	12/31/2017
Goodwill and intangible assets	1,981	2,192
Property, plant and equipment	1,307	1,168
Personnel commitments	19	35
Provisions	19	42
Investments in subsidiaries, associates and other shareholdings	780	1,015
Inventories and receivables	185	53
Other	592	329
Total deferred tax liabilities for temporary differences	4,883	4,834
Deferred tax assets and liabilities offset	(2,209)	(2,689)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,674	2,145

Deferred tax assets and liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 17).
Tax payables and receivables
Current tax payables and receivables at December 31, 2018 and 2017 are as follows:

Millions of euros	Balance at 12/31/2018	Balance at 12/31/2017
Taxes payable
Tax withholdings	98	154
Indirect taxes	781	1,030
Social security	123	151
Current income taxes payable	580	580
Other	465	426
Total	2,047	2,341

Millions of euros	Balance at 12/31/2018	Balance at 12/31/2017
Tax receivables
Indirect tax	1,073	618
Current income taxes receivable	456	618
Other	147	139
Total	1,676	1,375

Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2018, 2017 and 2016 is as follows:

Millions of euros	2018	2017	2016
Accounting profit before tax	5,571	4,597	3,245
Tax expense at prevailing statutory rate	1,544	1,310	897
Permanent differences	133	(186)	(42)
Changes in deferred tax charge due to changes in tax rates	6	19	1
(Capitalization)/reversal of tax deduction and tax relief	371	(79)	(762)
(Capitalization)/reversal of loss carryforwards	(1,067)	(123)	714
(Increase)/decrease in tax expense arising from temporary differences	569	157	(8)
Other	65	121	46
Income tax expense	1,621	1,219	846
Breakdown of current/deferred tax expense
Current tax expense	1,122	968	1,012
Deferred tax expense/(benefit)	499	251	(166)
Total income tax expense	1,621	1,219	846

Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum. Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized during five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and Coltel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect in the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2018, was 1,389 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of its first two decisions for those investors that invested in European companies (for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision), in its third decision from October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
As of the date of these consolidated financial statements, the three decisions continue to be subject to a final ruling. The first two were annulled by two judgments of the General Court of the European Union, which were appealed by the EC before the Court of Justice of the European Union and sent again to the General Court by the Judgment dated December 21, 2016, to reassess the tax incentive. In its ruling of November 15, 2018, the General Court confirmed the applicability of the legitimate expectations principle, but considered the "goodwill amortization" as state aid not compatible with the common market. This ruling has been appealed before the Court of Justice of the European Union.
Furthermore, there are doubts in the Spanish courts regarding the classification of the incentive as a deduction and if this deduction would remain in the case of a subsequent transfer of the relevant stake.
The Group has continued provisioning the amount of the goodwill amortized for tax purposes, corresponding mainly to the purchase of Vivo, for a total of 283 million euros at December 31, 2018 (215 million euros at December 31, 2017).
Inspections of the tax group in Spain
In 2012, tax inspections for all taxes for the years 2005 to 2007 were completed, with the Company signing off a corporate income tax assessment of 135 million euros, which was paid in 2012, whilst disputing other adjustments with which it disagreed. Although the settlement agreement for the disputed tax assessment did not give rise to any tax payment, since the adjustments proposed were offset by unused tax loss carryforwards, the Company filed an appeal with the Central Economic-Administrative Court against these adjustments in May 2015, regarding the tax treatment of the “juros sobre el capital propio” (interest on own capital) as dividends.
In July 2015 tax inspections for all taxes for the years 2008 to 2011 were completed, with the Company signing off certain corporate income tax assessments and disputing others. This resulted in 2015 in an expense amounting to 206 million euros. However, this did not require any tax payment, as the adjustments arising from the inspection were offset by unused tax loss carryforwards, at the corresponding tax rate for each period.
Although the settlement agreement for the disputed tax assessment did not give rise to any tax payment, in July 2015 the Company filed an appeal with the Central Economic-Administrative Court against the adjustments it disputes, regarding the tax treatment of the “juros sobre el capital propio” (interest on own capital) as dividends, and the criteria to use tax loss carryforwards in the years subject to settlement.
In June 2017 the Company received an order of the Audiencia Nacional extending the effects of its ruling from February 27, 2014 from another tax payer to the individual legal status of Telefónica, in connection with the “Juros sobre el capital propio” (interest on own capital). As a consequence of the aforementioned, the Audiencia Nacional voided the corporate income tax assessment for the years 2005 to 2007 and 2008 to 2011 related to “Juros sobre el capital propio” settled by the tax authorities.
With respect to the use of tax loss carryforwards in the years subject to settlement during the inspection 2008 to 2011, still under litigation, in November 2017 the Company brought a judicial appeal to the Audiencia Nacional, against the alleged dismissal of the claim in the absence of a reply from the authorities. On January 22, 2019, Telefónica was notified of a resolution issued by the Central Economic-Administrative Court which partially upheld the claims made by Telefónica in connection with the tax inspections for the years 2008 to 2011. Telefónica intends to appeal this resolution (which is pending execution) in respect of such matters that were not resolved in favor of Telefónica.
At 2018 year end, it is not expected that there is any need to recognize additional liabilities for the outcome of this litigation.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to settlement of this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, Internet advertising services, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), a case is still pending before the Supreme Court including Oi, which could affect other companies of the telecommunications sector.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 16,295 million Brazilian reals (approximately 3,672 million euros, see Note 21 to the Consolidated Financial Statements). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
Regarding the income tax (federal tax) the tax authorities proposed adjustments in relation to the tax amortization in the period from 2011 to 2014 of the goodwill generated by Telefônica Brasil's acquisition and merger with Vivo. The tax inspections were conducted from 2016 to 2018 and the accumulated amount at December 31, 2018 was 8,654 million Brazilian reals (approximately 1,950 million euros). These proceedings are at the administrative stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
Tax litigation in Telefónica del Perú
With regard to tax matters in Peru, litigation continues over corporate income tax for 2000 and 2001, payments on account in respect of the year 2000, recoverable balances for 1998 and 1999, and the interest and penalties that should apply to these.
In August 2015, the court of second instance handed down a ruling partially upholding the position of Telefónica del Perú, ruling in its favor on three of the five objections filed by the tax authorities and appealed against to the courts, relating, inter alia, to corporate income tax for 2000-2001 (among others). This dispute accounts for more than 75% of the total amount under litigation, with the objections relating to insolvency provisions, interest on borrowing and leases of space for public telephones. Both the tax authorities and the company have filed appeals against the decision in higher courts.
The settlements carried out by SUNAT for 2000 and 2001 are in the final stage of the legal process (under review by the Supreme Court) and a ruling has not yet been released. In connection with these proceedings in Peru, the Group and its legal advisors consider that the Group’s position continues to be based on robust legal arguments.
In January 2019, Telefónica was notified that the Supreme Court has handed down a ruling partially upholding its position in relation to certain matters relating to 1998. In particular, on one hand, it has made a final ruling in favor of Telefónica in matters relating to the lease of space for public telephones, and on the other, it has resolved the matter relating to insolvency provisions by annulling the ruling of the court of second instance and returning the case to the court of first instance for it to pass judgment on the matter again.
In parallel to the aforementioned court proceedings, the tax authorities proceeded to collect corporate income tax due for the years 2000-2001 and payments on account of corporate income tax in respect of the year 2000. There were successive reductions to the sums claimed in the two cases following appeals filed by Telefónica del Perú against the settlements and due to the precautionary measures imposed. The company paid out 286 million Peruvian soles (approximately, 80 million euros) in 2012 and 2013 pending the final rulings.
In the context of these execution processes, in June 2015 the tax authorities issued Compliance Resolutions demanding payment of 1,521 million Peruvian soles (approximately 431 million euros). An appeal was filed against this with the Tax Court, and the adoption of precautionary suspension measures duly requested from the legal authorities (as a definitive court ruling on these cases is currently pending). No ruling was made in relation to these appeals in 2018, whilst in January 2018 the Tax Court suspended payment until the final ruling of the Supreme Court.
Given the sentences and rulings handed down in June and August 2015, the Group recognized a provision in the consolidated financial statements, that at December 31, 2018 amounted to 1,697 million Peruvian soles (approximately 439 million euros). See Note 21 to the Consolidated Financial Statements.
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute-of-limitations periods. In Spain the taxes from 2013 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:

•	The last fourteen years in Germany.

•	The last nine years in United Kingdom.

•	The last seven years in Argentina.

•	The last five years in Brazil, Mexico, Uruguay and the Netherlands.

•	The last six years in Colombia (except in respect of years in which there were tax losses that are then used to offset tax charges, in which case the period is extended to 12 years).

•	The last four years in Peru, Guatemala, Nicaragua and Costa Rica.

•	From 2015 onwards. Since 2016, the statute of limitation is six years in Venezuela.

•	The last three years in Chile, Ecuador, El Salvador, the United States and Panama.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.